                                                                     EXHIBIT (S)
                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.

                                                         /s/ David C. Arch
                                                   -----------------------------
                                                             David C. Arch

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                   /s/ Jerry D. Choate
                                                   ----------------------------
                                                             Jerry D. Choate

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                   /s/ Rod Dammeyer
                                                   -----------------------------
                                                            Rod Dammeyer

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                      /s/ Linda Hutton Heagy
                                                   -----------------------------
                                                          Linda Hutton Heagy

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                         /s/ R. Craig Kennedy
                                                   -----------------------------
                                                         R. Craig Kennedy

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                         /s/ Howard J Kerr
                                                   -----------------------------
                                                         Howard J Kerr

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                         /s/ Colin D. Meadows
                                                   -----------------------------
                                                             Colin D. Meadows

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                         /s/ Jack E. Nelson
                                                   -----------------------------
                                                              Jack E. Nelson

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                   /s/ Hugo F. Sonnenschein
                                                   -----------------------------
                                                          Hugo F. Sonnenschein

                                POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                         /s/ Wayne W. Whalen
                                                   -----------------------------
                                                              Wayne W. Whalen

                               POWER OF ATTORNEY

     I appoint Todd L. Spillane and John M. Zerr, and each of them separately, to act as my attorneys-in-fact and agents, in my capacity as a trustee of the Funds listed on Schedule 1 attached hereto and incorporated herein and in my capacity as managing general partner of the Fund listed on Schedule 2 attached hereto and incorporated herein, to:

     (1) sign on my behalf any and all Registration Statements under the Securities Act of 1933, and the Investment Company Act of 1940, and any pre- and post-effective amendments and supplements to such Registration Statements, and to file the same, including all exhibits to such Registration Statements, and other documents filed in connection with such Registration Statements including prospectuses and statements of additional information included in such Registration Statements and supplements to such prospectuses and statements of additional information, with the Securities and Exchange Commission and any other applicable state and federal regulatory authorities, and

     (2) sign any and all applications for exemptive relief from state or federal securities regulations, and amendments to such applications, and to file the same with the applicable regulatory authority.

     I grant Todd L. Spillane and John M. Zerr, and each of them separately, as attorneys-in-fact and agents the power of substitution and re-substitution in his name and stead, and the full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing appointments.

     I ratify and confirm any and all acts that Todd L. Spillane and/or John M. Zerr lawfully take as my attorneys-in-fact and agents by virtue of this appointment.

     DATED this November 16, 2010.
                                                          /s/ Suzanne H. Woolsey
                                                   -----------------------------
                                                            Suzanne H. Woolsey

                                   SCHEDULE 1
Massachusetts Business Trusts:

Invesco Van Kampen Advantage Municipal Income Trust II (VKI)
Invesco Van Kampen California Value Municipal Income Trust (VCV)
Invesco Van Kampen High Income Trust II (VLT)
Invesco Van Kampen Massachusetts Value Municipal Income Trust (VMV) Invesco Van Kampen Municipal Opportunity Trust (VMO)
Invesco Van Kampen Municipal Trust (VKQ)
Invesco Van Kampen Ohio Quality Municipal Trust (VOQ)
Invesco Van Kampen Select Sector Municipal Trust (VKL)
Invesco Van Kampen Senior Income Trust (VVR)
Invesco Van Kampen Senior Loan Fund
Invesco Van Kampen Trust for Insured Municipals (VIM)
Invesco Van Kampen Trust for Investment Grade Municipals (VGM)
Invesco Van Kampen Trust for Investment Grade New Jersey Municipals (VTJ) Invesco Van Kampen Trust for Investment Grade New York Municipals (VTN)

Delaware Statutory Trusts:

Invesco Van Kampen Bond Fund (VBF)
Invesco Van Kampen Dynamic Credit Opportunities Fund (VTA)

Pennsylvania Common Law Trust:

Invesco Van Kampen Pennsylvania Value Municipal Income Trust (VPV)

                                   SCHEDULE 2

Invesco Van Kampen Exchange Fund, a California Limited Partnership